Related party transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related party transactions
Related party transactions
The Company has entered into certain agreements with affiliates of Seadrill to provide certain management and administrative services, as well as technical and commercial management services. Seadrill has also provided financing arrangements as described within this note below. The total amounts charged to the Company for the years ended December 31, 2016, 2015 and 2014 were $136.8 million, $149 million and $208.5 million respectively.
Net expenses / (income) with Seadrill:

(In US$ millions)	2016	2015	2014
Management and administrative fees (a) and (b)	$64.8	$75.3	$58.6
Rig operating costs (c)	24.9	29.3	22.4
Insurance premiums (d)	16.0	20.2	21.8
Interest expense (e)	10.1	13.7	87.7
Commitment fee (f)	2.0	2.0	2.2
Derivative (gains)/losses (m)	4.1	10.2	41.6
Bareboat charters (h)	9.5	(1.6)	(25.8)
Other revenues - operating expenses recharged to Seadrill (i)	(11.9)	(13.4)	—
Accretion of discount on deferred consideration (j)	17.3	13.3	—
Total	$136.8	$149.0	$208.5
Receivables / (payables) with Seadrill:

(In US$ millions)	December 31, 2016	December 31, 2015
Trading balances due from Seadrill and subsidiaries (k)	$80.6	$175.9
Trading balances due to Seadrill and subsidiaries (k)	(192.0)	(354.7)
$440 Million Rig Financing Agreement with Seadrill (T-15 and T-16) (g)	(119.1)	(139.0)
West Vencedor Loan Agreement with Seadrill(g)	(41.2)	(57.5)
Vendor financing loan agreement with Seadrill (l)	—	(109.5)
Deferred and contingent consideration to related party - short term portion (j)	(45.6)	(60.4)
Deferred and contingent consideration to related party - long term portion (j)	(157.6)	(185.4)
Derivatives with Seadrill - interest rate swaps (m)	2.4	2.2
(a) Management and administrative services agreement – In connection with the IPO, the Company entered into a management and administrative services agreement with Seadrill Management a wholly owned subsidiary of Seadrill, pursuant to which Seadrill Management provides the Company certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee to be agreed upon from time to time by the parties. In April 2016, the agreement was extended for an indefinite term and can be terminated providing 90 days written notice. During the twelve months ended December 31, 2016 the management fee has ranged from 4.85% to 8% of costs and expenses incurred in connection with providing these services.
(b) Technical and administrative services agreements – In connection with the IPO, subsidiaries of the Company entered into certain advisory, technical and/or administrative services agreements with subsidiaries of Seadrill. The services provided by Seadrill’s subsidiaries are charged at cost plus service fee equal to approximately 5% of Seadrill’s costs and expenses incurred in connection with providing these services.
(c) Rig operating costs – relates to rig operating costs recharged by Seadrill in relation to costs incurred on behalf of the West Polaris and the West Vencedor operating in Angola. These costs are charged by Seadrill at a markup of approx. 5%.
(d) Insurance premiums – the Company’s drilling units are insured by a Seadrill company and the insurance premiums incurred are recharged to the Company.
(e) Interest expense – relates to interest charged on related party loan arrangements in (g).
(f) $100 million Sponsor Revolving Credit Facility – In October 2012 OPCO entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of five years maturing October 24, 2017, and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance. On March 1, 2014, the revolving credit facility was amended to reduce the maximum borrowing limit from $300 million to $100 million. During 2016 the Company drew down nothing from the revolving credit facility and repaid nothing. As of December 31, 2016 and 2015 the outstanding balance was nil.
(g) Rig Financing Agreement and West Vencedor Loan Agreement – See Note 11 "Debt" for details of the $440 million Rig Financing Agreement and West Vencedor Loan Agreement.
(h) Bareboat charters – In connection with the transfer of the West Aquarius operations to Canada, the West Aquarius drilling contract was assigned to Seadrill Canada Ltd., a wholly owned subsidiary of Seadrill Operating LP, necessitating certain changes to the related party contractual arrangements relating to the West Aquarius. Seadrill China Operations Ltd, the owner of the West Aquarius, had previously entered into a bareboat charter arrangement with Seadrill Offshore AS, a wholly-owned subsidiary of Seadrill, providing Seadrill Offshore AS with the right to use the West Aquarius. In October 2012, this bareboat charter arrangement was replaced with a new bareboat charter between Seadrill China Operations Ltd and Seadrill Offshore AS, and at the same time, Seadrill Offshore AS entered into a bareboat charter arrangement providing Seadrill Canada Ltd. with the right to use the West Aquarius in order to perform its obligations under the drilling contract. The contract was terminated effective April 18, 2017 on completion of the rigs contract with Hibernia Management. The net effect to the Company of these bareboat charter arrangements is a cost of $25,500 per day, the total effect was expenditure of $9.0 million.
Seadrill T-15 and Seadrill International are each party to a bareboat charter agreement with Seadrill UK Ltd., a wholly owned subsidiary of Seadrill. Under this arrangement, the difference in the charter hire rate between the two charters is retained by Seadrill UK Ltd., in the amount of approximately $820 per day. Seadrill T-16 Ltd. and Seadrill International Ltd. are each party to a bareboat charter agreement with Seadrill UK Ltd. Under this arrangement, the difference in the charter hire rate between the two charters is retained by Seadrill UK Ltd., in the amount of approximately $770 per day. The net effect of the T-15 and T-16 bareboat charter agreements was an expense of $0.5 million.
(i) Other revenues - The Company incurs certain operating costs on behalf of Seadrill drilling units and recharges them at a markup of approx 5%. Other revenues are earned within the Company's Nigerian service company from Seadrill for certain services, including the provision of onshore and offshore personnel, which the Company provided to Seadrill's West Jupiter and West Saturn drilling rigs.
(j) Deferred consideration to related party - On the acquisition of the West Polaris in 2015, the Company recognized a seller's credit balance payable of $44.6 million, a long term deferred consideration balance of $63.7 million and a short-term deferred consideration balance of $31.6 million.
On the acquisition of the West Vela in 2014 the Company recognized a long term deferred consideration balance of $61.7 million and a long term contingent consideration balance of $49.5 million. The short-term portion of the deferred consideration balance and the short-term contingent consideration balance was $25.8 million.
As of December 31, 2016, the short-term portion of these balances relating to the West Polaris, and the West Vela are $8.3 million and $37.3 million respectively, which are presented within other related party payables on the balance sheet. As of December 31, 2016, the long-term portion of the balances relating to the West Polaris and West Vela are $89.8 million and $67.8 million respectively.
As of December 31, 2015, the short-term portion of these balances relating to the West Polaris and the West Vela are $30.7 million and $29.7 million respectively, which are presented within other related party payables on the balance sheet. As of December 31, 2015, the long-term portion of the balances relating to the West Polaris and West Vela are $90.1 million and $95.3 million respectively.
(k) Trading balances – Receivables and payables with Seadrill and its subsidiaries are comprised primarily of unpaid management fees, advisory and administrative services, as well as, accrued interest. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill and its subsidiaries are unsecured, interest free, and are intended to be settled in the ordinary course of business.
(l) $109.5 million Vendor financing loan - On May 17, 2013, Seadrill Operating LP borrowed from Seadrill $109.5 million as vendor financing to fund the acquisition of the T-15. The loan bore interest at a rate of LIBOR plus a margin of 5% and was repaid in May 2016.
(m) Derivatives with Seadrill - Interest rate swaps - As of December 31, 2016, the Company was party to interest rate swap agreements with Seadrill for a combined outstanding principal amount of approximately $620.3 million at rates between 1.10% per annum and 1.93% per annum. The swap agreements mature between July 2018 and December 2020. Refer to Note 14 "Risk management and financial instruments" for further information.
Other agreements and transactions with Seadrill
$143 million Loan Agreement
Effective as of December 17, 2015, an operating subsidiary of the Company borrowed $143.0 million (the "West Sirius loan”) from Seadrill in order to provide sufficient immediate liquidity to meet the terms of its bareboat charter termination payment in connection with the West Sirius contract termination. Concurrently, Seadrill borrowed $143.0 million (the "Seadrill loan”) from a rig owning subsidiary of the Company in order to restore its liquidity with respect to the West Sirius loan.
Each loan bears an interest rate of one-month LIBOR plus 0.56% and matures in August 2017. Each of the loan parties understand and agree that the loan agreements act in parallel with each other. As of December 31, 2016, $39.4 million was outstanding under each such loan.
These transactions have been classified within current and long-term portions of "Amount due from related party", "Related party payable" and "Long-term related party payable".
West Vela Acquisition
On November 4, 2014, pursuant to a Contribution, Purchase and Sale Agreement, dated as of November 4, 2014, by and among Seadrill, the Company, Seadrill Capricorn Holdings LLC and Seadrill Americas Inc., Seadrill Capricorn Holdings LLC acquired the entities that own and operate the drillship West Vela from Seadrill which has been accounted for as a business combination. Seadrill has agreed to indemnify the Company, Seadrill Capricorn Holdings LLC and Seadrill Vela Hungary Kft. against any liability they may incur under the credit facility financing the West Vela in respect of debt that is related to other rigs owned by Seadrill that are financed under the same credit facility as the West Vela. Refer to Note 3 for more information.
West Auriga Acquisition
In March 2014, pursuant to a Contribution, Purchase and Sale Agreement, dated as of March 11, 2014, by and among the Company, Seadrill, Seadrill Capricorn Holdings LLC and Seadrill Americas Inc., Seadrill Capricorn Holdings LLC acquired the entities that own and operate the drillship West Auriga from Seadrill, which has been accounted for as a business combination. Seadrill has agreed to indemnify the Company, Seadrill Capricorn Holdings LLC and Seadrill Auriga Hungary Kft. against any liability they may incur under the credit facility financing the West Auriga in respect of debt that is related to other rigs owned by Seadrill that are financed under the same credit facility as the West Auriga. In order to fund the Company’s portion of the purchase price of the West Auriga acquisition, on March 17, 2014, the Company issued an aggregate of (i) 11,960,000 common units to the public at a price of $30.60 per unit and (ii) 1,633,987 common units to Seadrill at a price of $30.60 per unit, pursuant to a Unit Purchase Agreement, dated March 12, 2014, between the Company and Seadrill. Refer to Note 3 for more information.
West Polaris Acquisition
On June 19, 2015, Seadrill Operating LP acquired Seadrill Polaris, the entity that owns and operates the drillship the West Polaris from Seadrill, which has been accounted for as a business combination. Refer to Note 3 for more information. Seadrill continues to act as a guarantor under the $420 million West Polaris Facility, pursuant to which Seadrill Polaris is a borrower.
Purchase of additional limited partner interest in Seadrill Operating LP
On July 21, 2014, the Company completed the purchase of an additional 28% limited partner interest in Seadrill Operating LP, an existing controlled subsidiary of the Company, from Seadrill for $372.8 million. As a result of this acquisition, the Company’s ownership interest in Seadrill Operating LP increased from 30% to 58%.
Spare parts agreement with Seadrill
During the year ended December 31, 2015, a subsidiary of Seadrill entered into an agreement with the Company to store spare parts of the Company's West Sirius rig while it is stacked. Seadrill is responsible at its own cost for the moving and storing of the spare parts during the stacking period. Seadrill may use the spare parts of the West Sirius during the stacking period, but must replace them as required by the Company at its own cost.
Other indemnifications and guarantees
Performance guarantees
Seadrill provides performance guarantees in connection with the Company’s drilling contracts in favor of customers of the Company, amounting to a total of $184.5 million as of December 31, 2016 (December 31, 2015: $370.0 million).
Customs guarantees
Seadrill provided customs guarantees in connection with the Company’s operations, primarily in Nigeria, in favor of banks. The custom guarantees were terminated effective May 17, 2016 on termination of the West Capella contract. As of December 31, 2015, the guarantees amounted to $85.8 million.
Tax indemnifications
Under the Company's omnibus agreement with Seadrill (the "Omnibus Agreement") and sale and purchase agreements relating to acquisitions from Seadrill subsequent to the IPO, Seadrill has agreed to indemnify the Company against any tax liabilities arising from the operation of the assets contributed or sold to the Company prior to the time they were contributed or sold.
Loan Guarantees
Seadrill is a guarantor under (i) the West Polaris Facility, amounting to a total of $279.0 million as of December 31, 2016 (December 31, 2015, $315.0 million) and (ii) the $1,450 million Senior Secured Credit Facility, amounting to $342.4 million as of December 31, 2016 (December 31, 2015, $382.6 million).
T-15 and T-16 Acquisitions
In connection with the T-15 and T-16 acquisitions, Seadrill agreed to indemnify Seadrill T-15 Ltd, Seadrill T-16 Ltd, Seadrill International Ltd and Seadrill Partners Operating LLC against any liability incurred by them pursuant to their guarantees and share pledges under the $440 million Rig Financing Agreement. Seadrill is entitled to set off any such claims for indemnification against any claim it may have against Seadrill T-15 Ltd, Seadrill T-16 Ltd, Seadrill International Ltd and Seadrill Partners Operating LLC, including for claims under the related party loan agreements for the T-15 and T-16.
Environmental and other indemnifications
Under the Omnibus Agreement and sale and purchase agreements relating to acquisitions from Seadrill subsequent to the IPO, Seadrill has agreed to indemnify the Company against certain environmental and toxic tort liabilities with respect to the assets that Seadrill contributed or sold to the Company to the extent arising prior to the time they were contributed or sold.